UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

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CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	CNAT	The Nasdaq Global Market

Item 2.05	Costs Associated with Exit or Disposal Activities.

On June 24, 2019, Conatus Pharmaceuticals Inc. (the “Company”) commenced a restructuring plan that includes reducing staff by approximately 40% and suspending development of its inflammasome disease candidate, CTS-2090, in order to extend the Company’s resources. As a result, the Company expects to incur a personnel-related restructuring charge of approximately $1.5 million in connection with one-time employee termination costs, including severance and other benefits, which is expected to be incurred primarily in the second quarter of 2019. The Company has updated its financial guidance and is projecting a year-end 2019 net balance of cash, cash equivalents and marketable securities of between $10 million and $15 million.

The estimates of costs that the Company expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ.

Item 8.01	Other Events.

On June 24, 2019, the Company announced that top-line results from the Company’s ENCORE-LF clinical trial of emricasan did not meet its primary endpoint and the Company is discontinuing further treatment of patients enrolled in the ENCORE-LF clinical trial. Also, results from the 24-week extension in the Company’s ENCORE-PH clinical trial of emricasan were consistent with results from the initial 24-week treatment period and did not meet predefined objectives.

The randomized, double-blind ENCORE-LF Phase 2b clinical trial, initiated in the second quarter of 2017, enrolled 217 patients with decompensated NASH cirrhosis. Patients were randomized 1:1:1 to receive 5 mg of emricasan, 25 mg of emricasan, or placebo twice daily for at least 48 weeks. The trial was conducted at 73 U.S. sites. The trial’s primary endpoint was event-free survival, which was defined as a composite of all-cause mortality, new decompensation events, or ≥4 points progression in Model for End-stage Liver Disease (MELD) score. The primary analysis was conducted after reaching an overall target number of events and showed no statistically significant differences in event rates between the treatment and placebo arms and no clear trends indicating a potential treatment effect.

The randomized, double-blind ENCORE-PH Phase 2b clinical trial, initiated in the fourth quarter of 2016, enrolled 263 NASH patients with compensated or early decompensated liver cirrhosis and severe portal hypertension confirmed by hepatic venous pressure gradient (“HVPG”) of ≥12 mmHg at baseline. Patients were randomized 1:1:1:1 to receive 5 mg of emricasan, 25 mg of emricasan, 50 mg of emricasan, or placebo twice daily for 24 weeks. The trial was conducted at 75 U.S. and EU sites. As announced in December 2018, the trial failed to meet its primary endpoint – change in mean HVPG from baseline to Week 24 in any of three emricasan dosing groups compared with placebo. Patients enrolled in the ENCORE-PH clinical trial were allowed to continue treatment or placebo in a 24-week extension period to evaluate longer term safety, liver function and clinical outcomes. Results following the extension period were consistent with Week 24 results, showing no statistically significant differences between treatment and placebo arms and no clear trends indicating a potential treatment effect.

Consistent with safety results from 19 previously completed clinical trials, emricasan was generally well-tolerated in both the ENCORE-LF and ENCORE-PH clinical trials.

As a result of these developments, the Company has engaged a financial advisor to assist in the exploration and evaluation of strategic alternatives to enhance shareholder value.

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This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements, including statements regarding: the impact of the restructuring plan on the Company’s resources and related financial guidance; the amount of the expected personnel-related restructuring charge and the timing thereof; and the Company’s plans to explore and evaluate strategic alternatives to enhance shareholder value. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions, including: the impact of the restructuring plan on the Company’s business; unanticipated charges and expenses not currently contemplated that may occur as a result of the restructuring plan; the risk that the Company may not realize the benefits expected from such restructuring plan; the Company’s ability to conserve cash; the Company’s ability to retain key personnel; the Company’s ability to identify and consummate a strategic transaction and risks that such transaction may not result in an enhancement of shareholder value; the failure to remain in compliance with Nasdaq continued listing requirements, which could result in the Company’s common stock being delisted from the exchange; and those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Keith W. Marshall, Ph.D., M.B.A.
	Name:	Keith W. Marshall, Ph.D., M.B.A.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer